TOUCHSTONE INTERMEDIATE FIXED INCOME FUND                     SUMMARY PROSPECTUS
INSTITUTIONAL SHARES TICKER: TCFIX                            JANUARY 28, 2011

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2011 as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Intermediate Fixed Income Fund seeks high current income consistent with reasonable risk to capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   Institutional
--------------------------------------------------------------------------------
Wire Redemption Fee                                                    None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                                        0.40%
Distribution and/or Service (12b-1) Fees                               None
Other Expenses                                                         0.29%
Total Annual Fund Operating Expenses                                   0.69%
Fee Waiver and/or Expense Reimbursement(1)                             0.29%
Total Annual Fund Operating Expenses After
  Fee Waiver and/or Expense Reimbursement                              0.40%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.40%. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                 $  41
3 Years                                                                $ 192
5 Years                                                                $ 355
10 Years                                                               $ 831


PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Intermediate Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities of U.S issuers. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Fixed income securities consist of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), to be of comparable quality.

In selecting investments for the Fund, JKMilne chooses fixed income securities of issuers that it believes will offer attractive income and/or capital appreciation potential with a reasonable level of risk. JKMilne invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative valuations of the sectors in which the Fund invests. In assessing the relative valuations of these sectors, JKMilne generally considers whether the securities included within a sector are selling at a discount to JKMilne's estimate of their intrinsic value.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. Under normal circumstances, the Fund's effective duration will typically be between two and five years. JKMilne generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Because the Fund will typically be expected to have an effective duration between two and five years, the value of your investment in the Fund would be expected to fall by a corresponding percentage for every 1% increase in interest rates. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as the Federal National Mortgage Association ("Fannie Mae") are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. Government which may increase the risk of loss of investment.

t 0 0 Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility, and who want exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital Intermediate U.S. Government/Credit Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

INTERMEDIATE FIXED INCOME FUND - INSTITUTIONAL SHARES TOTAL RETURN AS OF DECEMBER 31

                                  [BAR CHART]

                                  2001    7.33%
                                  2002   10.28%
                                  2003    1.70%
                                  2004    3.78%
                                  2005    2.41%
                                  2006    3.19%
                                  2007    6.50%
                                  2008   -0.56%
                                  2009   -2.58%
                                  2010    5.79%

Best Quarter:                                            Worst Quarter:
4th Quarter 2008 +4.75%                                  3rd Quarter 2008 -5.24%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                              1 Year     5 Years    10 Years
INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES RETURNS
Return Before Taxes                                           5.79%      2.41%      3.72%
Return After Taxes on Distributions                           4.76%      1.03%      2.08%
Return After Taxes on Distributions and
  Sale of Fund Shares                                         3.76%      1.25%      2.24%
BARCLAYS CAPITAL INTERMEDIATE
  U.S. GOVERNMENT/CREDIT INDEX                                5.89%      5.53%      5.51%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                      INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.               Milne LLC d/b/a JKMilne Asset Management

PORTFOLIO MANAGER(S)

John K. Milne
Chief Executive Officer, Chief Investment Officer, and founder
Managing the Fund since 2009

Deborah S. Wingerson
Managing Director and Senior Portfolio Manager
Managing the Fund since 2009

Brian D. Borneman
Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
                                                         INSTITUTIONAL SHARES
                                                         Initial      Additional
                                                       Investment     Investment
--------------------------------------------------------------------------------
Regular Account                                       $   500,000        None
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.